Exhibit 99.2

Devon Energy Fourth-Quarter 2022

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Statements of Cash Flows	4

Consolidated Balance Sheets	5

Production	6

Capital Expenditures, Costs Incurred and Reserves Reconciliation	7

Supplemental Information for Capital Expenditures	8

Realized Pricing	9

Asset Margins	10

Core Earnings	11

Return on Capital Employed and EBITDAX	12

Net Debt, Net Debt-to-EBITDAX, Field-Level Cash Margin and Free Cash Flow	13

Reinvestment Rate and Variable Dividend	14

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil, gas and NGL sales	$3,139	$3,668	$4,100	$3,175	$2,985
Oil, gas and NGL derivatives (1)	(53)	248	(170)	(683)	22
Marketing and midstream revenues	1,213	1,516	1,696	1,320	1,266

Total revenues	4,299	5,432	5,626	3,812	4,273

Production expenses (2)	715	735	729	618	605
Exploration expenses	13	4	10	2	5
Marketing and midstream expenses	1,231	1,525	1,700	1,324	1,266
Depreciation, depletion and amortization	625	581	528	489	577
Asset dispositions	(29)	—	(14)	(1)	(49)
General and administrative expenses	122	95	84	94	95
Financing costs, net (3)	73	67	84	85	86
Restructuring and transaction costs	—	—	—	—	28
Other, net	(4)	(40)	10	(61)	(2)

Total expenses	2,746	2,967	3,131	2,550	2,611

Earnings before income taxes	1,553	2,465	2,495	1,262	1,662
Income tax expense (4)	349	565	557	267	150

Net earnings	1,204	1,900	1,938	995	1,512
Net earnings attributable to noncontrolling interests	3	7	6	6	6

Net earnings attributable to Devon	$1,201	$1,893	$1,932	$989	$1,506

Net earnings per share:
Basic net earnings per share	$1.84	$2.89	$2.94	$1.48	$2.24
Diluted net earnings per share	$1.83	$2.88	$2.93	$1.48	$2.23
Weighted average common shares outstanding:
Basic	653	655	658	663	671
Diluted	655	656	660	665	673

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Derivative cash settlements	$(177)	$(363)	$(472)	$(344)	$(493)
Derivative valuation changes	124	611	302	(339)	515

Oil, gas and NGL derivatives	$(53)	$248	$(170)	$(683)	$22

(2) PRODUCTION EXPENSES

(in millions)	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Lease operating expense	$308	$284	$255	$224	$235
Gathering, processing & transportation	178	177	177	161	173
Production taxes	210	252	278	214	197
Property taxes	19	22	19	19	—

Production expenses	$715	$735	$729	$618	$605

(3) FINANCING COSTS, NET

(in millions)	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Interest based on outstanding debt	$93	$92	$93	$92	$92
Interest income	(16)	(19)	(2)	(1)	—
Other	(4)	(6)	(7)	(6)	(6)

Financing costs, net	$73	$67	$84	$85	$86

(4) INCOME TAX EXPENSE

(in millions)	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Current expense	$84	$120	$252	$103	$1
Deferred expense	265	445	305	164	149

Income tax expense	$349	$565	$557	$267	$150

CONSOLIDATED STATEMENTS OF CASH FLOWS

	2022				2021
(in millions)	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Cash flows from operating activities:
Net earnings	$1,204	$1,900	$1,938	$995	$1,512
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	625	581	528	489	577
Leasehold impairments	2	2	7	1	1
Amortization of liabilities	(8)	(8)	(9)	(6)	(6)
Total (gains) losses on commodity derivatives	53	(248)	170	683	(22)
Cash settlements on commodity derivatives	(177)	(363)	(472)	(344)	(493)
Gains on asset dispositions	(29)	—	(14)	(1)	(49)
Deferred income tax expense	265	445	305	164	149
Share-based compensation	23	22	23	20	19
Other	(1)	8	4	(21)	2
Changes in assets and liabilities, net	(46)	(235)	198	(143)	(74)

Net cash from operating activities	1,911	2,104	2,678	1,837	1,616

Cash flows from investing activities:
Capital expenditures	(804)	(628)	(573)	(537)	(512)
Acquisitions of property and equipment	(17)	(2,465)	(100)	(1)	(3)
Divestitures of property and equipment	—	4	9	26	14
Distributions from investments	9	7	15	8	8
Contributions to investments	(17)	(16)	(21)	(22)	(25)

Net cash from investing activities	(829)	(3,098)	(670)	(526)	(518)

Cash flows from financing activities:
Repurchases of common stock	(57)	(126)	(324)	(211)	(589)
Dividends paid on common stock	(875)	(1,007)	(830)	(667)	(554)
Distributions to noncontrolling interests	(8)	(9)	(5)	(8)	(6)
Shares exchanged for tax withholdings and other	—	(1)	(12)	(73)	—

Net cash from financing activities	(940)	(1,143)	(1,171)	(959)	(1,149)

Effect of exchange rate changes on cash	2	(10)	(5)	2	1

Net change in cash, cash equivalents and restricted cash	144	(2,147)	832	354	(50)
Cash, cash equivalents and restricted cash at beginning of period	1,310	3,457	2,625	2,271	2,321

Cash, cash equivalents and restricted cash at end of period	$1,454	$1,310	$3,457	$2,625	$2,271

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,314	$1,166	$3,300	$2,459	$2,099
Restricted cash	140	144	157	166	172

Total cash, cash equivalents and restricted cash	$1,454	$1,310	$3,457	$2,625	$2,271

CONSOLIDATED BALANCE SHEETS

(in millions)	December 31, 2022	December 31, 2021
Current assets:
Cash, cash equivalents and restricted cash	$1,454	$2,271
Accounts receivable	1,767	1,543
Inventory	201	114
Other current assets	469	321

Total current assets	3,891	4,249
Oil and gas property and equipment, based on successful efforts accounting, net	16,567	13,536
Other property and equipment, net	1,539	1,472

Total property and equipment, net	18,106	15,008
Goodwill	753	753
Right-of-use assets	224	235
Investments	440	402
Other long-term assets	307	378

Total assets	$23,721	$21,025

Current liabilities:
Accounts payable	$859	$500
Revenues and royalties payable	1,506	1,456
Short-term debt	251	—
Other current liabilities	489	1,131

Total current liabilities	3,105	3,087
Long-term debt	6,189	6,482
Lease liabilities	257	252
Asset retirement obligations	511	468
Other long-term liabilities	900	1,050
Deferred income taxes	1,463	287
Stockholders’ equity:
Common stock	65	66
Additional paid-in capital	6,921	7,636
Retained earnings	4,297	1,692
Accumulated other comprehensive loss	(116)	(132)

Total stockholders’ equity attributable to Devon	11,167	9,262
Noncontrolling interests	129	137

Total equity	11,296	9,399

Total liabilities and equity	$23,721	$21,025

Common shares outstanding	653	663

PRODUCTION

	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (MBbls/d)
Delaware Basin	201	210	222	209	213
Anadarko Basin	15	13	14	14	14
Williston Basin	37	35	27	32	36
Eagle Ford	42	19	19	17	19
Powder River Basin	16	13	14	12	14
Other	5	4	4	4	4

Total	316	294	300	288	300

Natural gas liquids (MBbls/d)
Delaware Basin	101	108	111	92	107
Anadarko Basin	23	27	25	25	27
Williston Basin	9	8	9	8	9
Eagle Ford	12	9	9	9	9
Powder River Basin	3	2	2	2	2
Other	—	—	—	—	—

Total	148	154	156	136	154

Gas (MMcf/d)
Delaware Basin	626	623	618	561	577
Anadarko Basin	238	224	212	210	222
Williston Basin	64	71	52	54	64
Eagle Ford	84	63	60	61	60
Powder River Basin	21	18	18	19	19
Other	1	1	1	1	1

Total	1,034	1,000	961	906	943

Total oil equivalent (MBoe/d)
Delaware Basin	407	421	436	394	416
Anadarko Basin	77	77	74	75	78
Williston Basin	57	55	45	48	55
Eagle Ford	68	39	38	36	38
Powder River Basin	22	18	19	18	19
Other	5	4	4	4	5

Total	636	614	616	575	611

CAPITAL EXPENDITURES

	2022				2021
(in millions)	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	$518	$444	$374	$413	$392
Anadarko Basin	59	55	42	16	19
Williston Basin	90	57	21	17	25
Eagle Ford	160	38	37	27	21
Powder River Basin	46	44	37	27	27
Other	1	1	2	1	2

Total upstream capital	$874	$639	$513	$501	$486

Environmental (1)	20	27	22	16	—
Midstream and Corporate	28	22	32	46	31
Acquisitions (2)	13	2,534	13	1	4

Total capital	$935	$3,222	$580	$564	$521

(1)	Devon began tracking environmental capital separately in 2022.
(2)	Q3 2022 includes $2,532 million related to Validus and RimRock acquisitions.

COSTS INCURRED AND RESERVES RECONCILIATION

COSTS INCURRED

	Year Ended December 31,
(in millions)	2022	2021
Property acquisition costs:
Proved properties	$1,760	$7,017
Unproved properties	803	2,381
Exploration costs	472	212
Development costs	2,132	1,643

Costs incurred	$5,167	$11,253

RESERVES RECONCILIATION

	Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2021:
Proved developed	544	2,361	348	1,285
Proved undeveloped	165	517	89	340

Total Proved	709	2,878	437	1,625

Revisions due to prices	15	61	8	34
Revisions other than price	(55)	13	3	(49)
Extensions and discoveries	127	449	76	278
Purchase of reserves	106	137	24	153
Production	(109)	(356)	(54)	(223)
Sale of reserves	—	(7)	(1)	(3)

As of December 31, 2022:
Proved developed	596	2,595	391	1,419
Proved undeveloped	197	580	102	396

Total Proved	793	3,175	493	1,815

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	60	50	46	59	54
Anadarko Basin	8	13	14	13	6
Williston Basin	9	10	5	—	9
Eagle Ford	31	7	4	11	9
Powder River Basin	4	6	1	—	4

Total	112	86	70	83	82

GROSS OPERATED WELLS TIED-IN

	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	55	59	52	52	65
Anadarko Basin	23	13	1	—	12
Williston Basin	5	14	—	—	—
Eagle Ford	28	8	14	8	7
Powder River Basin	3	9	—	4	2

Total	114	103	67	64	86

AVERAGE LATERAL LENGTH

(based on wells tied-in)

	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	9,600’	10,900’	9,100’	8,900’	10,100’
Anadarko Basin	8,700’	9,500’	10,100’	—	11,700’
Williston Basin	9,900’	10,500’	—	—	—
Eagle Ford	6,500’	7,800’	5,800’	7,500’	7,100’
Powder River Basin	9,600’	11,800’	—	10,400’	9,600’

Total	8,700’	10,500’	8,400’	8,800’	10,100’

REALIZED PRICING

BENCHMARK PRICES

(average prices)

	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl)—West Texas Intermediate (Cushing)	$82.53	$91.87	$108.70	$94.45	$76.91
Natural Gas ($/Mcf)—Henry Hub	$6.26	$8.20	$7.17	$4.96	$5.84
NGL ($/Bbl)—Mont Belvieu Blended	$30.46	$39.67	$46.44	$43.99	$40.39

REALIZED PRICES

	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (Per Bbl)
Delaware Basin	$82.48	$93.60	$109.05	$93.12	$75.67
Anadarko Basin	82.57	91.42	108.15	92.70	76.07
Williston Basin	81.05	91.30	109.85	90.87	74.02
Eagle Ford	83.23	91.53	109.77	94.51	75.35
Powder River Basin	81.29	91.33	104.75	92.69	72.86

Realized price without hedges	82.31	92.98	108.93	92.94	75.36
Cash settlements	(4.87)	(8.60)	(13.13)	(11.32)	(13.14)

Realized price, including cash settlements	$77.44	$84.38	$95.80	$81.62	$62.22

Natural gas liquids (Per Bbl)
Delaware Basin	$23.68	$34.37	$40.75	$38.43	$35.56
Anadarko Basin	29.58	35.52	41.64	38.38	35.66
Williston Basin	7.97	25.41	23.88	20.71	24.97
Eagle Ford	29.06	35.55	41.98	39.68	38.17
Powder River Basin	34.91	44.85	55.62	52.49	47.30

Realized price without hedges	24.32	34.44	40.28	37.76	35.36
Cash settlements	—	—	—	—	(0.54)

Realized price, including cash settlements	$24.32	$34.44	$40.28	$37.76	$34.82

Gas (Per Mcf)
Delaware Basin	$4.30	$7.06	$6.41	$3.83	$4.60
Anadarko Basin	5.37	8.89	7.11	4.00	5.37
Williston Basin	0.44	3.23	1.56	0.74	1.53
Eagle Ford	5.02	7.53	7.10	4.91	5.76
Powder River Basin	5.57	8.23	7.93	4.24	6.10

Realized price without hedges	4.39	7.25	6.37	3.77	4.68
Cash settlements	(0.38)	(1.42)	(1.31)	(0.62)	(1.42)

Realized price, including cash settlements	$4.01	$5.83	$5.06	$3.15	$3.26

Total oil equivalent (Per Boe)
Delaware Basin	$53.34	$65.80	$75.02	$63.75	$54.28
Anadarko Basin	41.25	53.72	54.46	42.08	41.39
Williston Basin	54.51	66.65	73.15	63.31	53.44
Eagle Ford	62.92	65.49	75.07	62.74	56.06
Powder River Basin	67.59	78.58	89.84	75.75	63.45

Realized price without hedges	53.66	64.89	73.13	61.40	53.12
Cash settlements	(3.04)	(6.41)	(8.43)	(6.65)	(8.78)

Realized price, including cash settlements	$50.62	$58.48	$64.70	$54.75	$44.34

ASSET MARGINS

BENCHMARK PRICES

(average prices)

	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl)—West Texas Intermediate (Cushing)	$82.53	$91.87	$108.70	$94.45	$76.91
Natural Gas ($/Mcf)—Henry Hub	$6.26	$8.20	$7.17	$4.96	$5.84
NGL ($/Bbl)—Mont Belvieu Blended	$30.46	$39.67	$46.44	$43.99	$40.39

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2022				2021
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin
Realized price	$53.34	$65.80	$75.02	$63.75	$54.28
Lease operating expenses	(4.55)	(4.39)	(3.98)	(3.79)	(4.02)
Gathering, processing & transportation	(2.52)	(2.40)	(2.37)	(2.32)	(2.27)
Production & property taxes	(3.89)	(4.81)	(5.35)	(4.65)	(3.40)

Field-level cash margin	$42.38	$54.20	$63.32	$52.99	$44.59

Anadarko Basin
Realized price	$41.25	$53.72	$54.46	$42.08	$41.39
Lease operating expenses	(3.59)	(3.46)	(3.49)	(2.75)	(2.70)
Gathering, processing & transportation	(6.84)	(6.91)	(6.65)	(6.67)	(6.60)
Production & property taxes	(2.29)	(3.26)	(3.17)	(2.35)	(2.44)

Field-level cash margin	$28.53	$40.09	$41.15	$30.31	$29.65

Williston Basin
Realized price	$54.51	$66.65	$73.15	$63.31	$53.44
Lease operating expenses	(9.93)	(9.97)	(9.40)	(7.67)	(5.76)
Gathering, processing & transportation	(1.92)	(2.40)	(2.44)	(2.32)	(2.09)
Production & property taxes	(5.64)	(6.33)	(6.75)	(5.67)	(4.64)

Field-level cash margin	$37.02	$47.95	$54.56	$47.65	$40.95

Eagle Ford
Realized price	$62.92	$65.49	$75.07	$62.74	$56.06
Lease operating expenses	(5.63)	(4.94)	(4.98)	(4.63)	(3.78)
Gathering, processing & transportation	(3.08)	(4.94)	(6.39)	(5.67)	(6.65)
Production & property taxes	(2.97)	(3.79)	(3.99)	(3.52)	(2.93)

Field-level cash margin	$51.24	$51.82	$59.71	$48.92	$42.70

Powder River Basin
Realized price	$67.59	$78.58	$89.84	$75.75	$63.45
Lease operating expenses	(7.15)	(7.03)	(7.04)	(9.01)	(7.49)
Gathering, processing & transportation	(2.98)	(3.24)	(3.50)	(3.19)	(2.86)
Production & property taxes	(8.13)	(9.50)	(10.89)	(9.23)	(7.49)

Field-level cash margin	$49.33	$58.81	$68.41	$54.32	$45.61

Devon—Total
Realized price	$53.66	$64.89	$73.13	$61.40	$53.12
Lease operating expenses	(5.26)	(5.02)	(4.56)	(4.33)	(4.18)
Gathering, processing & transportation	(3.05)	(3.13)	(3.15)	(3.11)	(3.08)
Production & property taxes	(3.91)	(4.84)	(5.30)	(4.51)	(3.49)

Field-level cash margin	$41.44	$51.90	$60.12	$49.45	$42.37

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on full year and fourth-quarter 2022 earnings.

	Year Ended December 31, 2022				Quarter Ended December 31, 2022
	Before- tax	After- tax	After NCI	Per Diluted Share	Before- tax	After- tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$7,775	$6,037	$6,015	$9.12	$1,553	$1,204	$1,201	$1.83
Adjustments:
Asset dispositions	(44)	(34)	(34)	(0.05)	(29)	(22)	(22)	(0.02)
Asset and exploration impairments	13	10	10	0.02	4	3	3	—
Deferred tax asset valuation allowance	—	17	17	0.03	—	2	2	—
Fair value changes in financial instruments	(690)	(532)	(532)	(0.81)	(125)	(99)	(99)	(0.15)

Core earnings (Non-GAAP)	$7,054	$5,498	$5,476	$8.31	$1,403	$1,088	$1,085	$1.66

*	The tax impact for the adjustments to core earnings in the tables above are all deferred.

RETURN ON CAPITAL EMPLOYED

Devon defines return on capital employed as pre-interest core earnings divided by averaged capital employed. Devon believes return on capital employed provides a useful measure of how efficiently the company is using its capital to generate profits. Average capital employed is the average of the capital employed as of the beginning and ending of the relevant period, with capital employed calculated as debt plus stockholders’ equity attributable to Devon less cash and cash equivalents.

Year Ended December 31, 2022
Earnings (GAAP)	$6,015
Non-GAAP adjustments	(539)

Core earnings (Non-GAAP)	5,476
Net financing costs (GAAP)	309
Less tax impact (22%)	(69)

Pre-interest core earnings (Non-GAAP)	$5,716

Beginning balance:
Gross debt	$6,482
Stockholders’ equity	9,262
Less cash	(2,271)

Beginning capital employed	$13,473

Ending balance:
Gross debt	$6,440
Stockholders’ equity	11,167
Less cash	(1,454)

Ending capital employed	$16,153

Average capital employed	$14,813

ROCE	39%

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	FY ‘22	Q4 ‘22	Q3 ‘22	Q2 ‘22	Q1 ‘22	Q4 ‘21	Q3 ‘21	Q2 ‘21	Q1 ‘21
Net earnings (GAAP)	$6,037	$1,204	$1,900	$1,938	$995	$1,512	$844	$261	$216
Financing costs, net	309	73	67	84	85	86	86	80	77
Income tax expense (benefit)	1,738	349	565	557	267	150	120	43	(248)
Exploration expenses	29	13	4	10	2	5	3	3	3
Depreciation, depletion and amortization	2,223	625	581	528	489	577	578	536	467
Asset dispositions	(44)	(29)	—	(14)	(1)	(49)	—	(87)	(32)
Share-based compensation	87	22	22	22	20	19	18	20	20
Derivative & financial instrument non-cash val. changes	(698)	(122)	(613)	(302)	339	(515)	(35)	336	296
Restructuring and transaction costs	—	—	—	—	—	28	18	23	189
Accretion on discounted liabilities and other	(95)	(6)	(38)	10	(61)	(2)	2	(14)	(29)

EBITDAX (Non-GAAP)	$9,586	$2,130	$2,488	$2,833	$2,135	$1,811	$1,634	$1,201	$959

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Total debt (GAAP)	$6,440	$6,451	$6,461	$6,471	$6,482	$6,492
Less:
Cash, cash equivalents and restricted cash	(1,454)	(1,310)	(3,457)	(2,625)	(2,271)	(2,321)

Net debt (Non-GAAP)	$4,986	$5,141	$3,004	$3,846	$4,211	$4,171

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Net debt (Non-GAAP)	$4,986	$5,141	$3,004	$3,846	$4,211	$4,171
EBITDAX (Non-GAAP) (1)	$9,586	$9,267	$8,413	$6,781	$5,605	$5,059

Net debt-to-EBITDAX (Non-GAAP)	0.5	0.6	0.4	0.6	0.8	0.8

(1)

EBITDAX is an annualized measure using a trailing twelve-month calculation. Due to the merger with WPX closing in the first quarter of 2021, third quarter 2021 EBITDAX was calculated using annualized September YTD 2021 results.

FIELD-LEVEL CASH MARGIN

Devon defines field-level cash margin as oil, gas and NGL revenues less production expenses. Devon believes field-level cash margin provides a useful measure of value generated for shareholders.

	Full Year 2022	Six Months Ended Dec. 31, 2021	Six Months Ended Jun. 30, 2021	Full Year 2020
Realized price	$63.20	$50.10	$40.54	$22.10
Production expenses	(12.55)	(10.33)	(10.06)	(9.21)

Field-level cash margin	$50.65	$39.77	$30.48	$12.89

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Dec. 31, 2022	Quarter Ended Sep. 30, 2022	Quarter Ended Jun. 30, 2022	Quarter Ended Mar. 31, 2022	Quarter Ended Dec. 31, 2021
Total operating cash flow (GAAP)	$1,911	$2,104	$2,678	$1,837	$1,616
Less capital expenditures:
Capital expenditures	(804)	(628)	(573)	(537)	(512)

Free cash flow (Non-GAAP)	$1,107	$1,476	$2,105	$1,300	$1,104

	Full Year 2022	Full Year 2021
Total operating cash flow (GAAP)	$8,530	$4,899
Less capital expenditures:
Capital expenditures	(2,542)	(1,989)

Free cash flow (Non-GAAP)	$5,988	$2,910

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures (excluding acquisitions) divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021
Capital expenditures (excludes acquisitions)	$2,740	$1,998
Operating cash flow	$8,530	$4,899

Reinvestment rate (Non-GAAP)	32%	41%

VARIABLE DIVIDEND

Devon may pay a variable dividend of up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended December 31, 2022
Operating cash flow (GAAP)	$1,911
Changes in assets and liabilities, net	46

Adjusted cash flow (Non-GAAP)	1,957
Capital expenditures (Accrued)	(935)

Adjusted free cash flow (Non-GAAP)	1,022
Fixed quarterly dividend	(117)

Excess free cash flow (Non-GAAP)	$905
~50% Pay out (Board Discretion: Up to 50%)	50%

Total variable dividend	$449

FIRST-QUARTER AND FULL-YEAR 2023 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 1 (1)		Full Year
	Low	High	Low	High
Oil (MBbls/d)	315	321	320	326
Natural gas liquids (MBbls/d)	143	149	156	162
Gas (MMcf/d)	1,000	1,050	1,000	1,050

Total oil equivalent (MBoe/d) (1)	625	645	643	663

(1)	First-quarter volumes are temporarily impacted by:

•	Infrastructure outages in the Delaware Basin (~10,000 Boe per day)

•	Timing of wells placed online (90 wells in Q1; ~400 for full-year 2023)

•	Ethane rejection (~10,000 Boe per day)

CAPITAL EXPENDITURES GUIDANCE

	Quarter 1 (2)		Full Year
(in millions)	Low	High	Low	High
Upstream capital (2)	$900	$940	$3,440	$3,560
Environmental capital	25	35	80	120
Midstream & other capital	25	35	80	120

Total capital	$950	$1,010	$3,600	$3,800

(2)

Upstream capital is expected to be higher in the first half of 2023 due to a temporary fourth frac crew added in the Delaware Basin. Activity from this incremental frac crew is expected to be completed around mid-year, resulting in lower capital spending over the second half of 2023.

PRICE REALIZATIONS GUIDANCE

	Quarter 1		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	100%	95%	100%
NGL - % of WTI	25%	35%	25%	35%
Natural gas - % of Henry Hub	60%	70%	60%	75%

OTHER GUIDANCE ITEMS

	Quarter 1		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(30)	$(20)	$(60)	$(50)
LOE & GP&T per BOE	$8.60	$9.00	$8.30	$8.80
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$5	$15
Depreciation, depletion and amortization	$600	$640	$2,500	$2,600
General & administrative expenses	$100	$110	$390	$410
Net financing costs, net	$70	$80	$290	$310
Other expenses	$—	$5	$—	$20

INCOME TAX GUIDANCE

(% of pre-tax earnings)	Quarter 1	Full Year
Current income tax rate	15%	15%
Deferred income tax rate	7%	7%

Total income tax rate	22%	22%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2023 & 2024 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1 2023	—	$—	95,000	$67.82	$94.68
Q2 2023	—	$—	84,500	$69.41	$94.84
Q3 2023	—	$—	84,500	$69.41	$94.84
Q4 2023	—	$—	81,000	$69.63	$94.29

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q1 2023	Midland Sweet	6,311	$0.69
Q2 2023	Midland Sweet	25,000	$0.90
Q3 2023	Midland Sweet	45,000	$0.98
Q4 2023	Midland Sweet	45,000	$0.98
Q1-Q4 2024	Midland Sweet	29,500	$1.14

Natural Gas Commodity Hedges—Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q1 2023	35,000	$5.99	237,000	$4.16	$10.68
Q2 2023	20,000	$3.60	220,000	$3.60	$7.00
Q3 2023	10,000	$3.55	195,000	$3.61	$7.29
Q4 2023	10,000	$3.55	147,000	$3.67	$7.62
Q1-Q4 2024	7,486	$3.55	40,527	$3.78	$7.05

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q1 - Q2 2023	El Paso Permian	135,000	$(1.59)
Q3 - Q4 2023	El Paso Permian	145,000	$(1.58)
Q1 2023	Houston Ship Channel	120,000	$(0.17)
Q2 - Q4 2023	Houston Ship Channel	130,000	$(0.19)
Q1-Q4 2023	WAHA	70,000	$(0.51)
Q1-Q4 2024	El Paso Permian	10,000	$(1.00)
Q1-Q4 2024	Houston Ship Channel	10,000	$(0.37)
Q1-Q4 2024	WAHA	44,973	$(0.58)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month NYMEX index. Commodity hedge positions are shown as of February 8, 2023.

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